UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01533

SELECTED INTERNATIONAL FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Lisa J. Cohen
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2021
Date of reporting period: December 31, 2021

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Selected FUNDS

Selected Funds

Selected American Shares
Selected International Fund

December 31, 2021

ANNUAL REPORT

Selecting Quality Companies for the Long Term™

SELECTED FUNDS	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Selected Funds (the “Funds”) prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-243-1575, (ii) on the Funds’ website at www.selectedfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-243-1575, (ii) on the Funds’ website at www.selectedfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Quarterly Schedule of Investments

The Funds file their complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters). The Funds’ Forms N-CSR (Annual and Semi-Annual Reports) and N-PORT Part F are available without charge, upon request, by calling 1-800-243-1575, on the Funds’ website at www.selectedfunds.com, and on the SEC’s website at www.sec.gov. A list of the Funds’ quarter-end holdings is also available at www.selectedfunds.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

SELECTED FUNDS	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of the Selected Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports, we include all of the required quantitative information, such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for each Fund. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Funds’ website at www.selectedfunds.com, or by calling 1-800-243-1575.

We value the trust you have placed in us and look forward to continuing our investment journey together.

Sincerely,

James J. McMonagle	Christopher C. Davis	Danton G. Goei
Chairman	President & Portfolio Manager	Portfolio Manager

February 4, 2022

SELECTED FUNDS	Management’s Discussion of Fund Performance
SELECTED AMERICAN SHARES, INC.

Performance Overview

Selected American Shares underperformed the Standard & Poor’s 500® Index (“S&P 500®” or the “Index”) for the twelve-month period ended December 31, 2021 (the “period”). The Fund’s Class S and D shares delivered total returns of 17.72% and 18.10%, respectively, versus a 28.71% return for the S&P 500®. The sectors1 within the Index that reported the strongest performance were Energy (up 55%), Real Estate (up 46%), and Information Technology (up 36%). The sectors within the Index that reported the weakest performance were Utilities (up 18%), Consumer Staples (up 19%), and Industrials (up 21%).

Detractors from Performance

The Fund’s Consumer Discretionary holdings were the most important detractor2 from performance both on an absolute basis and relative to the Index. The Fund’s holdings underperformed the S&P 500® sector (down 39%, versus up 24%). New Oriental Education & Technology3 (down 88%) and Alibaba (down 48%) were the two largest detractors during the period. The Fund completely liquidated its position in New Oriental Education & Technology after the Chinese government placed new regulations on the company related to after-school tutoring and private educational services, one of which is mandating that it must now be registered as a non-profit organization. Vroom (down 68%), Prosus (down 23%), and Chengxin Technology (down 25%) were also weaker performers from this sector. Vroom and Chengxin Technology were new holdings during the period.

The Fund’s Industrials holdings were an important detractor from performance on both an absolute and relative basis. The Fund’s holdings underperformed the Index sector (down 43%, versus up 21%) but a smaller average weighting (5%, versus 8% for the Index) in this lesser performing sector somewhat offset the impact from the weaker stock selection. The Fund held private equity shares of China ride hailing company Didi Chuxing. In June 2021, the company was renamed DiDi Global and shortly thereafter completed its initial public offering (“IPO”). DiDi Global was a top detractor from performance primarily due to its performance subsequent to the IPO. Including its pre-IPO performance, DiDi Global decreased 47% during the period.

Compared to the Index, the Fund suffered due to its weaker performing Health Care holdings. The Fund’s holdings were up 13%, versus up 26% for the Index sector. Viatris (down 26%) was a key detractor. The Fund also had no exposure in Energy and Real Estate, the two highest performing sectors of the S&P 500®, and relative performance suffered as a result.

Additional individual detractors from performance were Vimeo (down 60%), AIA Group (down 17%), and Ping An Insurance (down 19%). Vimeo was spun off from IAC/InterActiveCorp and Ping An Insurance was a new purchase during the period.

The Fund had an average weighting of 17% of net assets in foreign securities. The Fund’s foreign holdings significantly underperformed the U.S. holdings (down 34%, compared to up 34%).

Contributors to Performance

The Fund’s largest weighting was in Financials (average weight of 44%, compared to the Index sector’s 12%). These holdings were a significant contributor to both absolute and relative performance. The Fund’s holdings outperformed the Index sector (up 34%, versus up 31%). Of the top ten contributors during the period, seven were from the Financials sector including Wells Fargo (up 61%), Capital One Financial (up 49%), Berkshire Hathaway (up 30%), American Express (up 37%), Bank of New York Mellon (up 41%), JPMorgan Chase (up 28%), and U.S. Bancorp (up 24%). Wells Fargo, Capital One Financial, and Berkshire Hathaway were all top five holdings at the end of the period, representing 7.82%, 7.59%, and 6.87% of net assets, respectively.

The Fund’s holdings in the Communication Services sector were also beneficial to performance on both an absolute and relative basis. The Fund’s Communication Services holdings outperformed the Index sector (up 38%, versus up 22%). Alphabet (up 65%), the parent company of Google, continued to be a large holding at the end of the period, representing 7.58% of net assets. Meta Platforms (up 23%), formerly known as Facebook, was also a strong performer.

The Fund’s Information Technology position was a key performer. The Fund’s holdings outperformed the Index sector (up 46%, versus up 36%). Applied Materials (up 84%) was the top contributor to performance and largest holding at the end of the period, representing 8.14% of net assets.

Selected American Shares’ investment objective is to achieve both capital growth and income. In the current market environment, we expect that income will be low. There can be no assurance that the Fund will achieve its objective. Selected American Shares’ principal risks are: stock market risk, common stock risk, financial services risk, foreign country risk, headline risk, large-capitalization companies risk, manager risk, depositary receipts risk, emerging market risk, fees and expenses risk, foreign currency risk, and mid- and small-capitalization companies risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2021, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2021, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

SELECTED FUNDS	Management’s Discussion of Fund Performance
SELECTED AMERICAN SHARES, INC. – (CONTINUED)

Comparison of a $10,000 investment in Selected American Shares Class S versus the
Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2011

$50,000
$40,000
$30,000
$20,000
$10,000
$0
S&P 500®
SAS - S
S&P 500®
$46,259
SAS - S
$33,364
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21

Average Annual Total Return for periods ended December 31, 2021

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Class D’s Inception (May 3, 2004)	Gross Expense Ratio	Net Expense Ratio
Class S	17.72%	12.52%	12.79%	N/A	0.98%	0.98%
Class D	18.10%	12.89%	13.16%	8.71%	0.67%	0.67%
Standard & Poor’s 500® Index	28.71%	18.46%	16.54%	10.76%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Selected Funds Investor Services at 1-800-243-1575 or visit the Fund’s website at www.selectedfunds.com.

SELECTED FUNDS	Management’s Discussion of Fund Performance
SELECTED INTERNATIONAL FUND, INC.

Performance Overview
Selected International Fund underperformed the Morgan Stanley Capital International All Country World Index ex USA (“MSCI” or the “Index”) for the twelve-month period ended December 31, 2021 (the “period”). The Fund’s Class S and D shares delivered a total return of -21.94% and -21.72%, respectively, versus a 7.82% return for the MSCI. The sectors1 within the MSCI that reported the strongest performance were Energy (up 27%), Financials (up 17%), and Information Technology (up 16%). The sectors within the MSCI that reported the weakest performance were Communication Services (down 6%), Consumer Discretionary (down 6%), and Real Estate (down 2%).

Detractors from Performance

The Fund’s largest average sector position was in Consumer Discretionary companies. These holdings were the top detractor2 from Fund performance both on an absolute basis and relative to the Index. The Fund’s holdings underperformed the Index sector (down 49%, versus down 6%) and the Fund was significantly overweight in this sector (average weighting of 35%, versus 13%). Of the top ten detractors during the period, seven were from the Consumer Discretionary sector led by two companies providing education services in China, New Oriental Education & Technology3 (down 88%) and TAL Education Group (down 92%). The Fund completely liquidated its positions in New Oriental Education & Technology and TAL Education Group after the Chinese government placed new regulations on these companies related to after-school tutoring and private educational services. Alibaba (down 49%), Meituan (down 24%), JD.com (down 20%), Naspers (down 24%), and Fila Holdings (down 25%) were the additional top detractors from this sector.

The Fund’s holdings in the Communication Services sector also hindered both absolute and relative performance. The Fund’s Communication Services holdings underperformed the Index sector (down 54%, versus down 6%). iQIYI (down 74%) was a key detractor during the period.

Compared to the Index, the Fund’s performance in the Industrials and Financials sectors suffered. The Fund’s Industrials holdings were down 26%, versus up 13% for the Index sector. The Fund held private equity shares of China ride hailing company Didi Chuxing, an Industrials company. In June 2021, the company was renamed DiDi Global and shortly thereafter completed its initial public offering (“IPO”). DiDi Global was a top detractor from performance primarily due to its performance subsequent to the IPO. Including its pre-IPO performance, DiDi Global decreased 47% during the period. The Fund’s holdings in Financials were up 8%, versus up 17% for the Index sector. AIA Group (down 17%) was a key detractor.

The Fund also had no exposure in Energy, the highest performing sector of the MSCI, and relative performance was hurt as a result.

The Fund had an average weighting of 42% of net assets in Chinese securities and these holdings were down 50% during the period.

Contributors to Performance

The Fund continued to hold a large position in Financials. As mentioned above, the Fund’s Financials sector holdings detracted from overall relative performance due to stock selection. However, absolute performance benefited by the Fund being overweight in this stronger performing sector of the Index (average weighting of 33%, versus 19%). DBS Group Holdings (up 32%), DNB (up 28%), Bank of N.T. Butterfield (up 28%), Julius Baer Group (up 20%), and Danske Bank (up 6%) were all among the top contributors. DBS Group Holdings and Danske Bank were the two largest holdings at the end of the period, representing 9.09% and 7.00% of net assets, respectively.
The Information Technology sector was also a contributor to the Fund’s absolute performance. Tokyo Electron (up 58%) was the top contributor to performance and a top five holding at the end of the period, representing 6.37% of net assets.

While the Fund’s Industrials holdings as a whole detracted from relative performance, several individual companies contributed positively. Grab Holdings (up 112%), a ride hailing company in Southeast Asia, went public in 2021 via a merger with a special purpose acquisition company (SPAC). As a result, its value increased making it a top contributor. Schneider Electric (up 16%) and Ferguson (up 8%) were also key performers.  The Fund no longer holds these three companies.

Compared to the Index, the Fund benefited from having no holdings in the Health Care, Consumer Staples, Utilities, and Real Estate sectors.

Selected International Fund’s investment objective is capital growth. There can be no assurance that the Fund will achieve its objective. Selected International Fund’s principal risks are: stock market risk, common stock risk, foreign country risk, headline risk, depositary receipts risk, foreign currency risk, exposure to industry or sector risk, emerging market risk, large-capitalization companies risk, manager risk, fees and expenses risk, and mid- and small-capitalization companies risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2021, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2021, unless otherwise noted.
[1]
The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

SELECTED FUNDS	Management’s Discussion of Fund Performance
SELECTED INTERNATIONAL FUND, INC. – (CONTINUED)

Comparison of a $10,000 investment in Selected International Fund Class S versus the
Morgan Stanley Capital International All Country World Index ex USA (MSCI ACWI® ex USA)
over 10 years for an investment made on December 31, 2011

$25,000
$20,000
$15,000
$10,000
$5,000
$0
MSCI ACWI® ex USA
SIF - S
MSCI ACWI® ex USA $20,195
SIF - S $18,248
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21

Average Annual Total Return for periods ended December 31, 2021

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Class D’s Inception (May 3, 2004)	Gross Expense Ratio	Net Expense Ratio
Class S	(21.94)%	5.19%	6.19%	N/A	1.37%	1.05%
Class D	(21.72)%	5.51%	6.62%	3.67%	0.90%	0.80%
MSCI ACWI® ex USA	7.82%	9.61%	7.28%	6.53%

The Fund’s performance benefited from IPO purchases in 2014. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Selected Funds Investor Services at 1-800-243-1575 or visit the Fund’s website at www.selectedfunds.com.

SELECTED FUNDS	Fund Overview
SELECTED AMERICAN SHARES, INC.	December 31, 2021

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/21 Net Assets)		(% of 12/31/21 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	84.22%	Diversified Financials	20.80%	4.89%
Common Stock (Foreign)	14.42%	Banks	20.15%	3.96%
Short-Term Investments	0.92%	Information Technology	17.28%	29.17%
Preferred Stock (Foreign)	0.70%	Media & Entertainment	14.28%	8.99%
Other Assets & Liabilities	(0.26)%	Retailing	10.71%	6.82%
	100.00%	Health Care	7.22%	13.29%
		Insurance	5.59%	1.83%
		Transportation	1.37%	1.75%
		Food, Beverage & Tobacco	0.96%	2.87%
		Materials	0.90%	2.56%
		Telecommunication Services	0.62%	1.17%
		Capital Goods	0.09%	5.16%
		Food & Staples Retailing	0.03%	1.40%
		Real Estate	–	2.77%
		Automobiles & Components	–	2.68%
		Other	–	10.69%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/21 Net Assets)

Applied Materials, Inc.	Semiconductors & Semiconductor Equipment	8.14%
Wells Fargo & Co.	Banks	7.82%
Capital One Financial Corp.	Consumer Finance	7.59%
Alphabet Inc.*	Media & Entertainment	7.58%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	6.87%
Amazon.com, Inc.	Retailing	5.08%
Meta Platforms, Inc., Class A	Media & Entertainment	4.97%
Bank of New York Mellon Corp.	Capital Markets	4.19%
U.S. Bancorp	Banks	3.98%
Intel Corp.	Semiconductors & Semiconductor Equipment	3.92%

*Alphabet Inc. holding includes Class A and Class C.

SELECTED FUNDS	Fund Overview
SELECTED AMERICAN SHARES, INC. – (CONTINUED)	December 31, 2021

New Positions Added (01/01/21-12/31/21)
(Highlighted positions are those greater than 1.00% of the Fund’s 12/31/21 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/21 Net Assets
Chengxin Technology, Inc., Series A-1, Pfd.	Retailing	03/29/21	0.60%
Coupang, Inc., Class A	Retailing	03/11/21	0.74%
Darling Ingredients Inc.	Food, Beverage & Tobacco	06/25/21	0.96%
Full Trillion Development Ltd., Class A, Pfd.	Retailing	03/29/21	0.10%
JD.com, Inc., Class A, ADR	Retailing	08/20/21	1.24%
Missfresh Ltd., Class B, ADS	Food & Staples Retailing	06/25/21	0.03%
Ping An Insurance (Group) Co.
of China, Ltd. - H	Life & Health Insurance	07/14/21	1.30%
Teck Resources Ltd., Class B	Materials	09/24/21	0.89%
Vroom, Inc.	Retailing	03/10/21	0.30%

Positions Closed (01/01/21-12/31/21)
(Gains and losses greater than $45,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Carrier Global Corp.	Capital Goods	05/27/21	$53,903,650
CVS Health Corp.	Health Care Equipment & Services	10/07/21	766,868
New Oriental Education & Technology
Group, Inc., ADR	Consumer Services	07/29/21	(45,175,153)
Raytheon Technologies Corp.	Capital Goods	11/16/21	19,347,338

SELECTED FUNDS	Fund Overview
SELECTED INTERNATIONAL FUND, INC.	December 31, 2021

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/21 Net Assets)		(% of 12/31/21 Stock Holdings)

			Fund	MSCI ACWI® EX USA
Common Stock (Foreign)	95.13%	Banks	27.01%	11.48%
Short-Term Investments	4.17%	Retailing	25.55%	3.39%
Other Assets & Liabilities	0.70%	Information Technology	18.37%	13.59%
	100.00%	Insurance	10.88%	4.24%
		Diversified Financials	5.76%	3.46%
		Media & Entertainment	3.89%	3.33%
		Transportation	3.73%	2.58%
		Consumer Durables & Apparel	3.44%	3.87%
		Materials	0.96%	8.08%
		Commercial & Professional Services	0.41%	1.56%
		Health Care	–	9.39%
		Capital Goods	–	8.47%
		Food, Beverage & Tobacco	–	5.10%
		Energy	–	4.79%
		Automobiles & Components	–	3.66%
		Other	–	13.01%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 12/31/21 Stock Holdings)		(% of Fund’s 12/31/21 Net Assets)

China	37.38%	DBS Group Holdings Ltd.	9.09%
South Korea	10.02%	Danske Bank A/S	7.00%
Singapore	9.55%	JD.com, Inc., Class A, ADR	6.59%
Denmark	7.35%	Tokyo Electron Ltd.	6.37%
Japan	6.70%	Meituan, Class B	6.26%
Bermuda	5.79%	Samsung Electronics Co., Ltd.	6.26%
Hong Kong	5.73%	Bank of N.T. Butterfield & Son Ltd.	5.51%
South Africa	4.93%	AIA Group Ltd.	5.45%
Switzerland	4.17%	Ping An Insurance (Group) Co. of China, Ltd. - H	4.89%
Norway	4.00%	Hollysys Automation Technologies Ltd.	4.85%
Netherlands	3.10%
Canada	0.96%
United Kingdom	0.32%
	100.00%

SELECTED FUNDS	Fund Overview
SELECTED INTERNATIONAL FUND, INC. – (CONTINUED)	December 31, 2021

New Positions Added (01/01/21-12/31/21)
(Highlighted positions are those greater than 4.00% of the Fund’s 12/31/21 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/21 Net Assets
Kuaishou Technology, Class B	Media & Entertainment	01/29/21	0.02%
Ping An Insurance (Group) Co.
of China, Ltd. - H	Life & Health Insurance	07/14/21	4.89%
Samsung Electronics Co., Ltd.	Technology Hardware & Equipment	02/18/21	6.26%
TAL Education Group, Class A, ADR	Consumer Services	03/26/21	–
Teck Resources Ltd., Class B	Materials	09/24/21	0.91%

Positions Closed (01/01/21-12/31/21)
(Gains and losses greater than $2,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Ferguson PLC	Capital Goods	04/21/21	$1,840,713
Grab Holdings Ltd., Class A	Transportation	12/06/21	1,326,449
New Oriental Education & Technology
Group, Inc., ADR	Consumer Services	07/29/21	(1,350,178)
Schneider Electric SE	Capital Goods	07/28/21	2,210,391
TAL Education Group, Class A, ADR	Consumer Services	07/26/21	(3,101,453)
Yiren Digital Ltd., ADR	Consumer Finance	02/23/21	(777,472)

SELECTED FUNDS	Expense Example

As a shareholder of each Fund, you incur ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. As a shareholder of Selected International Fund, you may also incur transaction costs, which consist of short-term trading fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended December 31, 2021.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as short-term trading fees. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(07/01/21)	(12/31/21)	(07/01/21-12/31/21)
Selected American Shares
Class S (annualized expense ratio 1.00%**)
Actual	$1,000.00	$962.21	$4.95
Hypothetical	$1,000.00	$1,020.16	$5.09
Class D (annualized expense ratio 0.68%**)
Actual	$1,000.00	$963.86	$3.37
Hypothetical	$1,000.00	$1,021.78	$3.47
Selected International Fund
Class S (annualized expense ratio 1.05%**)
Actual	$1,000.00	$785.33	$4.73
Hypothetical	$1,000.00	$1,019.91	$5.35
Class D (annualized expense ratio 0.80%**)
Actual	$1,000.00	$786.45	$3.60
Hypothetical	$1,000.00	$1,021.17	$4.08

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class’s annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC.	December 31, 2021

	Shares/Units	Value (Note 1)
COMMON STOCK – (98.64%)
COMMUNICATION SERVICES – (14.80%)
Media & Entertainment – (14.19%)
Alphabet Inc., Class A *	32,074	$92,919,661
Alphabet Inc., Class C *	19,825	57,365,422
ASAC II L.P. *(a)(b)	1,174,606	1,193,517
IAC/InterActiveCorp *	194,420	25,412,638
Liberty TripAdvisor Holdings, Inc., Series A *	47,113	102,235
Meta Platforms, Inc., Class A *	292,908	98,519,606
Vimeo, Inc. *	317,718	5,706,215
		281,219,294
Telecommunication Services – (0.61%)
Liberty Global plc, Series C *	431,540	12,121,958
	Total Communication Services	293,341,252
CONSUMER DISCRETIONARY – (9.94%)
Retailing – (9.94%)
Alibaba Group Holding Ltd., ADR (China)*	162,800	19,339,012
Amazon.com, Inc. *	30,206	100,717,074
Coupang, Inc., Class A (South Korea)*	498,789	14,654,421
JD.com, Inc., Class A, ADR (China)*	350,501	24,559,605
Naspers Ltd. - N (South Africa)	23,142	3,590,023
Prosus N.V., Class N (Netherlands)	338,059	28,300,230
Vroom, Inc. *	544,420	5,874,292
	Total Consumer Discretionary	197,034,657
CONSUMER STAPLES – (0.99%)
Food & Staples Retailing – (0.03%)
Missfresh Ltd., Class B, ADS (China)*	135,450	678,605
Food, Beverage & Tobacco – (0.96%)
Darling Ingredients Inc. *	273,580	18,956,358
	Total Consumer Staples	19,634,963
FINANCIALS – (46.23%)
Banks – (20.02%)
Danske Bank A/S (Denmark)	1,559,360	26,963,926
DBS Group Holdings Ltd. (Singapore)	2,422,884	58,720,237
JPMorgan Chase & Co.	488,256	77,315,338
U.S. Bancorp	1,403,960	78,860,433
Wells Fargo & Co.	3,229,740	154,962,925
		396,822,859
Diversified Financials – (20.66%)
Capital Markets – (4.19%)
Bank of New York Mellon Corp.	1,431,135	83,120,321
Consumer Finance – (9.60%)
American Express Co.	244,548	40,008,053
Capital One Financial Corp.	1,036,535	150,390,863
		190,398,916
Diversified Financial Services – (6.87%)
Berkshire Hathaway Inc., Class A *	302	136,099,924
		409,619,161

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	December 31, 2021

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (5.55%)
Life & Health Insurance – (3.16%)
AIA Group Ltd. (Hong Kong)	3,656,280	$36,855,628
Ping An Insurance (Group) Co. of China, Ltd. - H (China)	3,575,000	25,743,503
		62,599,131
Property & Casualty Insurance – (2.39%)
Chubb Ltd.	146,421	28,304,644
Loews Corp.	195,074	11,267,474
Markel Corp. *	6,298	7,771,732
		47,343,850
		109,942,981
	Total Financials	916,385,001
HEALTH CARE – (7.17%)
Health Care Equipment & Services – (4.76%)
Cigna Corp.	281,220	64,576,548
Quest Diagnostics Inc.	171,580	29,685,056
		94,261,604
Pharmaceuticals, Biotechnology & Life Sciences – (2.41%)
Viatris Inc.	3,536,730	47,851,957
	Total Health Care	142,113,561
INDUSTRIALS – (1.45%)
Capital Goods – (0.09%)
Orascom Construction PLC (United Arab Emirates)	348,651	1,711,877
Transportation – (1.36%)
DiDi Global Inc., Class A, ADS (China)*	5,427,680	27,029,846
	Total Industrials	28,741,723
INFORMATION TECHNOLOGY – (17.17%)
Semiconductors & Semiconductor Equipment – (15.62%)
Applied Materials, Inc.	1,025,350	161,349,076
Intel Corp.	1,507,360	77,629,040
Texas Instruments Inc.	374,583	70,597,658
		309,575,774
Software & Services – (1.55%)
Microsoft Corp.	91,250	30,689,200
	Total Information Technology	340,264,974
MATERIALS – (0.89%)
Teck Resources Ltd., Class B (Canada)	613,360	17,677,035
	Total Materials	17,677,035
TOTAL COMMON STOCK – (Identified cost $980,181,969)		1,955,193,166

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	December 31, 2021

		Shares/Principal	Value (Note 1)
PREFERRED STOCK – (0.70%)
CONSUMER DISCRETIONARY – (0.70%)
Retailing – (0.70%)
	Chengxin Technology, Inc., Series A-1 (China)*(a)(b)	1,597,009	$11,977,567
	Full Trillion Development Ltd., Class A (China)*(a)(b)	252,991	1,897,433
		Total Consumer Discretionary	13,875,000
	TOTAL PREFERRED STOCK – (Identified cost $18,500,000)		13,875,000
SHORT-TERM INVESTMENTS – (0.92%)
	StoneX Financial Inc. Joint Repurchase Agreement, 0.04%, 01/03/22, dated 12/31/21, repurchase value of $9,586,032 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.50%-9.50%, 04/01/22-01/15/59, total market value $9,777,720)	$9,586,000	9,586,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.05%, 01/03/22, dated 12/31/21, repurchase value of $8,725,036 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.50%-3.00%, 11/01/31-01/01/52, total market value $8,899,500)	8,725,000	8,725,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $18,311,000)		18,311,000
	Total Investments – (100.26%) – (Identified cost $1,016,992,969)		1,987,379,166
	Liabilities Less Other Assets – (0.26%)		(5,115,181)
		Net Assets – (100.00%)	$1,982,263,985

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC.	December 31, 2021

	Shares	Value (Note 1)
COMMON STOCK – (95.13%)
COMMUNICATION SERVICES – (3.70%)
Media & Entertainment – (3.70%)
Baidu, Inc., Class A, ADR (China)*	9,737	$1,448,768
Fang Holdings Ltd., Class A, ADR (China)*	4,070	15,507
iQIYI, Inc., Class A, ADR (China)*	160,740	732,974
Kuaishou Technology, Class B (China)*	1,020	9,425
	Total Communication Services	2,206,674
CONSUMER DISCRETIONARY – (27.58%)
Consumer Durables & Apparel – (3.27%)
Fila Holdings Corp. (South Korea)	64,809	1,954,492
Retailing – (24.31%)
Alibaba Group Holding Ltd., ADR (China)*	19,200	2,280,768
JD.com, Inc., Class A, ADR (China)*	56,115	3,931,978
Meituan, Class B (China)*	129,387	3,740,127
Naspers Ltd. - N (South Africa)	18,044	2,799,170
Prosus N.V., Class N (Netherlands)	21,014	1,759,164
		14,511,207
	Total Consumer Discretionary	16,465,699
FINANCIALS – (41.52%)
Banks – (25.70%)
Bank of N.T. Butterfield & Son Ltd. (Bermuda)	86,360	3,291,180
Danske Bank A/S (Denmark)	241,572	4,177,181
DBS Group Holdings Ltd. (Singapore)	223,820	5,424,429
DNB Bank ASA (Norway)	98,922	2,269,021
Metro Bank PLC (United Kingdom)*	138,430	180,064
		15,341,875
Diversified Financials – (5.48%)
Capital Markets – (5.48%)
Julius Baer Group Ltd. (Switzerland)	35,310	2,370,792
Noah Holdings Ltd., Class A, ADS (China)*	29,384	901,795
		3,272,587
Insurance – (10.34%)
Life & Health Insurance – (10.34%)
AIA Group Ltd. (Hong Kong)	322,740	3,253,248
Ping An Insurance (Group) Co. of China, Ltd. - H (China)	406,000	2,923,598
		6,176,846
	Total Financials	24,791,308
INDUSTRIALS – (3.94%)
Commercial & Professional Services – (0.39%)
China Index Holdings Ltd., Class A, ADR (China)*	237,202	230,086
Transportation – (3.55%)
DiDi Global Inc., Class A, ADS (China)*	425,740	2,120,185
	Total Industrials	2,350,271
INFORMATION TECHNOLOGY – (17.48%)
Semiconductors & Semiconductor Equipment – (6.37%)
Tokyo Electron Ltd. (Japan)	6,600	3,802,904
Technology Hardware & Equipment – (11.11%)
Hollysys Automation Technologies Ltd. (China)*	205,510	2,893,581

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC. - (CONTINUED)	December 31, 2021

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
Technology Hardware & Equipment – (Continued)
	Samsung Electronics Co., Ltd. (South Korea)	56,750	$3,737,981
			6,631,562
		Total Information Technology	10,434,466
MATERIALS – (0.91%)
	Teck Resources Ltd., Class B (Canada)	18,940	545,851
		Total Materials	545,851
	TOTAL COMMON STOCK – (Identified cost $50,439,852)		56,794,269
SHORT-TERM INVESTMENTS – (4.17%)
	StoneX Financial Inc. Joint Repurchase Agreement, 0.04%, 01/03/22, dated 12/31/21, repurchase value of $1,303,004 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.50%-9.50%, 04/01/22-01/15/59, total market value $1,329,060)	$1,303,000	1,303,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.05%, 01/03/22, dated 12/31/21, repurchase value of $1,187,005 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.50%-3.00%, 11/01/31-01/01/52, total market value $1,210,740)	1,187,000	1,187,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $2,490,000)		2,490,000
	Total Investments – (99.30%) – (Identified cost $52,929,852)		59,284,269
	Other Assets Less Liabilities – (0.70%)		419,222
		Net Assets – (100.00%)	$59,703,491

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

See Notes to Financial Statements

SELECTED FUNDS	Statements of Assets and Liabilities
At December 31, 2021

	Selected American Shares	Selected International Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$1,987,379,166	$59,284,269
Cash	18,875	3,532
Receivables:
Capital stock sold	115,722	485,621
Dividends and interest	984,860	49,648
Prepaid expenses	68,577	3,130
Due from Adviser	–	9,316
Total assets	1,988,567,200	59,835,516
LIABILITIES:
Payables:
Capital stock redeemed	4,357,025	2,457
Accrued audit fees	21,642	7,738
Accrued custodian fees	617,896	68,554
Accrued distribution service fees	125,605	1,850
Accrued investment advisory fees	970,034	29,256
Accrued transfer agent fees	197,934	11,847
Other accrued expenses	13,079	10,323
Total liabilities	6,303,215	132,025
NET ASSETS	$1,982,263,985	$59,703,491
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$58,417,993	$1,290,214
Additional paid-in capital	908,291,065	53,071,245
Distributable earnings	1,015,554,927	5,342,032
Net Assets	$1,982,263,985	$59,703,491
CLASS S SHARES:
Net assets	$560,140,002	$6,704,644
Shares outstanding	13,229,299	582,222
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$42.34	$11.52
CLASS D SHARES:
Net assets	$1,422,123,983	$52,998,847
Shares outstanding	33,505,095	4,578,632
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$42.45	$11.58

*Including:
Cost of investments	$1,016,992,969	$52,929,852

See Notes to Financial Statements

SELECTED FUNDS	Statements of Operations
For the year ended December 31, 2021

	Selected American Shares	Selected International Fund
INVESTMENT INCOME:
Income:
Dividends*	$23,843,129	$1,086,480
Interest	27,613	1,434
Net securities lending fees	44,873	16,626
Total income	23,915,615	1,104,540
Expenses:
Investment advisory fees (Note 3)	11,336,603	423,319
Custodian fees	688,490	80,790
Transfer agent fees:
Class S	685,526	36,955
Class D	720,351	51,522
Audit fees	63,056	22,848
Legal fees	35,866	7,938
Reports to shareholders	49,359	3,828
Directors’ fees and expenses	400,721	19,315
Registration and filing fees	61,792	47,103
Miscellaneous	93,589	23,215
Distribution service fees (Note 3):
Class S	1,503,997	30,024
Total expenses	15,639,350	746,857
Reimbursement of expenses by Adviser (Note 3):
Class S	–	(38,726)
Class D	–	(61,477)
Net expenses	15,639,350	646,654
Net investment income	8,276,265	457,886
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	253,505,924	2,079,708
Foreign currency transactions	(21,009)	(5,201)
Net realized gain	253,484,915	2,074,507
Net increase (decrease) in unrealized appreciation	65,868,021	(20,657,226)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	319,352,936	(18,582,719)
Net increase (decrease) in net assets resulting from operations	$327,629,201	$(18,124,833)

*Net of foreign taxes withheld of	$128,076	$125,311

See Notes to Financial Statements

SELECTED FUNDS	Statements of Changes in Net Assets
For the year ended December 31, 2021

	Selected American Shares	Selected International Fund
OPERATIONS:
Net investment income	$8,276,265	$457,886
Net realized gain from investments and foreign currency transactions	253,484,915	2,074,507
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	65,868,021	(20,657,226)
Net increase (decrease) in net assets resulting from operations	327,629,201	(18,124,833)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class S	(67,945,883)	(76,377)
Class D	(171,206,906)	(748,430)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class S	(22,206,450)	(3,854,224)
Class D	80,534,900	(1,682,358)
Total increase (decrease) in net assets	146,804,862	(24,486,222)
NET ASSETS:
Beginning of year	1,835,459,123	84,189,713
End of year	$1,982,263,985	$59,703,491

See Notes to Financial Statements

SELECTED FUNDS	Statements of Changes in Net Assets
For the year ended December 31, 2020

	Selected American Shares	Selected International Fund
OPERATIONS:
Net investment income (loss)	$9,934,597	$(48,494)
Net realized gain (loss) from investments and foreign currency transactions	72,450,476	(1,001,586)
Net increase in unrealized appreciation on investments and foreign currency transactions	94,989,784	15,198,181
Net increase in net assets resulting from operations	177,374,857	14,148,101
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class S	(15,025,908)	(222,413)
Class D	(38,214,666)	(1,249,616)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class S	(132,733,334)	5,414,883
Class D	(75,673,976)	(1,820,381)
Total increase (decrease) in net assets	(84,273,027)	16,270,574
NET ASSETS:
Beginning of year	1,919,732,150	67,919,139
End of year	$1,835,459,123	$84,189,713

See Notes to Financial Statements

SELECTED FUNDS	Notes to Financial Statements
December 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Selected Funds (“Funds”) consist of Selected American Shares, Inc. (a Maryland corporation) (“Selected American Shares”) and Selected International Fund, Inc. (a Maryland corporation) (“Selected International Fund”). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Funds follow the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Selected American Shares’ investment objective is to achieve both capital growth and income. The Fund principally invests in common stocks issued by large companies with market capitalizations of at least $10 billion.

Selected International Fund’s investment objective is to achieve capital growth. The Fund principally invests in common stocks issued by foreign companies, including companies in developed or emerging markets. The Fund may invest in large, medium, or small companies without regard to market capitalization.

An investment in the Funds, as with any mutual fund, includes risks that vary depending upon the Funds’ investment objectives and policies. There is no assurance that the investment objective of any fund will be achieved. Each Fund’s return and net asset value will fluctuate. The COVID-19 pandemic has caused market disruptions on a global scale and the long-term impact is uncertain. The aforementioned disruptions may adversely affect the value and liquidity of the Fund’s investments and thus Fund performance.

Class S and Class D shares are sold at net asset value. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. Selected International Fund assesses a 2% short-term trading fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging into Selected American Shares) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

Eligible Class S shares can be converted to Class D shares upon request. Class D shares offer lower expenses for shareholders who have chosen not to use an intermediary, but instead invest directly with the Funds. These conversions are non-taxable events.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds’ Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund;   and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds’ Board of Directors at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions)

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - (Continued)

and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term investments purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Funds’ valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security.

The following is a summary of the inputs used as of December 31, 2021 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
	Selected	Selected
	American Shares	International Fund
Valuation Inputs
Level 1 – Quoted Prices:
Common Stock:
Communication Services	$292,147,735	$2,206,674
Consumer Discretionary	197,034,657	16,465,699
Consumer Staples	19,634,963	–
Financials	916,385,001	24,791,308
Health Care	142,113,561	–
Industrials	28,741,723	2,350,271
Information Technology	340,264,974	10,434,466
Materials	17,677,035	545,851
Total Level 1	1,953,999,649	56,794,269
Level 2 – Other Significant Observable Inputs:
Short-Term Investments	18,311,000	2,490,000
Total Level 2	18,311,000	2,490,000
Level 3 – Significant Unobservable Inputs:
Common Stock:
Communication Services	1,193,517	–
Preferred Stock:
Consumer Discretionary	13,875,000	–
Total Level 3	15,068,517	–
Total Investments	$1,987,379,166	$59,284,269

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2021. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at December 31, 2021 was $(4,633,692)* for Selected American Shares. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.
	Beginning Balance at January 1, 2021	Cost of Purchases	Proceeds from Sales	Net Change in Unrealized Appreciation (Depreciation)*	Net Realized Gain (Loss)	Transfers into Level 3	Transfers out of Level 3**	Ending Balance at December 31, 2021
Selected American Shares
Investments in Securities:
Common Stock	$1,202,209	$–	$–	$(8,692)	$–	$–	$–	$1,193,517
Preferred Stock	51,115,177	18,500,000	–	14,602,556	–	–	(70,342,733)	13,875,000
Total Level 3	$52,317,386	$18,500,000	$–	$14,593,864	$–	$–	$(70,342,733)	$15,068,517
Selected International Fund
Investments in Securities:
Preferred Stock	$5,197,134	$–	$–	$2,960,090	$–	$–	$(8,157,224)	$–
Total Level 3	$5,197,134	$–	$–	$2,960,090	$–	$–	$(8,157,224)	$–

*Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities still held at December 31, 2021, may be due to investments no longer held or categorized as Level 3 at year end.

**During the year ended December 31, 2021, certain securities fair valued at $70,342,733 and $8,157,224 for Selected American Shares and Selected International Fund, respectively, transferred out of Level 3 because observable market data became available for the securities.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at December 31, 2021	Valuation Technique	Unobservable Input	Amount	Impact to Valuation from an Increase in Input
Selected American Shares
Investments in Securities:
Common Stock	$1,193,517	Discounted Cash Flow	Annualized Yield	1.726%	Decrease
Preferred Stock	13,875,000	Market Approach	Adjusted Transaction Price	$7.50	Increase
Total Level 3	$15,068,517

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Funds’ investments. The transaction price input is attributable to private securities and includes assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar on the date of valuation using exchange rates determined as of the close of trading on the Exchange. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Funds.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and concluded that as of December 31, 2021, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2018.

During the year ended December 31, 2021, the Selected International Fund utilized $1,061,419 in capital loss carryforwards and thus did not have unused capital loss carryforwards available for federal income tax purposes at the end of the year.

Under current tax regulations, ordinary losses realized after October 31 (“post-October” losses; for the period from November 1, 2021 through December 31, 2021) may be deferred and treated as occurring on the first business day of the following fiscal year. At December 31, 2021, the Selected International Fund had ordinary post-October losses in the amount of $139,778.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains, and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - (Continued)

At December 31, 2021, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

	Selected	Selected
	American Shares	International Fund
Cost	$1,020,781,902	$54,772,649
Unrealized appreciation	1,042,490,402	11,513,217
Unrealized depreciation	(75,893,138)	(7,001,597)
Net unrealized appreciation	$966,597,264	$4,511,620

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to permanent and temporary differences which may include wash sales, foreign currency transactions, equalization, corporate actions, partnership income, Directors’ deferred compensation, net operating losses, deferred post-October losses, and passive foreign investment company shares. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. The Funds’ net assets have not been affected by these reclassifications. During the year ended December 31, 2021, amounts have been reclassified to reflect increases (decreases) as follows:

	Selected American Shares	Selected International Fund
Distributable earnings	$(9,655,279)	$–
Paid-in capital	9,655,279	–

The tax character of distributions paid during the years ended December 31, 2021 and 2020 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Selected American Shares
2021	$8,193,658	$230,959,131	$239,152,789
2020	14,732,914	38,507,660	53,240,574
Selected International Fund
2021	$824,807	$–	$824,807
2020	275,743	1,196,286	1,472,029

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Selected American Shares	Selected International Fund
Undistributed ordinary income	$1,745,332	$–
Undistributed long-term capital gain	48,761,619	998,905
Net unrealized appreciation on investments and foreign currency transactions	966,595,763	4,510,478
Deferred ordinary post-October losses	–	(139,778)
Other temporary differences	(1,547,787)	(27,573)
Total	$1,015,554,927	$5,342,032

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term investments) during the year ended December 31, 2021 were as follows:

	Selected American Shares	Selected International Fund
Cost of purchases	$404,007,850	$16,273,895
Proceeds from sales	583,556,176	17,765,561

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

All officers of the Funds (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

As of December 31, 2021, related shareholders with greater than 20% of outstanding shares were as follows:

Selected American Shares	Selected International Fund
n/a	26%

Investment activities of this shareholder could have a material impact on the Fund.

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser. The annual rate for Selected American Shares is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets in excess of $10 billion. Advisory fees paid during the year ended December 31, 2021 approximated 0.55% of the average net assets for Selected American Shares. The fixed annual rate for Selected International Fund is 0.55% of the average net assets. The Adviser is contractually committed to waive fees and/or reimburse Selected International Fund’s expenses to the extent necessary to cap total annual Fund operating expenses (Class S shares, 1.05%, and Class D shares, 0.80%) until May 1, 2022. After that date, there is no assurance that the Adviser will continue to cap expenses. The expense cap cannot be terminated prior to that date without the consent of the Board of Directors. During the year ended December 31, 2021, such reimbursements for Class S and Class D of Selected International Fund amounted to $38,726 and $61,477, respectively, and are not subject to future recoupment.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2021

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Funds’ primary transfer agent. The Adviser is also paid for certain transfer agent services. The fees paid to the Adviser during the year ended December 31, 2021 were $175,194 and $15,729 for Selected American Shares and Selected International Fund, respectively. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds’ custodian.

Distribution Service Fees - For services under the distribution agreement, the Funds’ Class S shares pay an annual fee of 0.25% of average daily net assets. During the year ended December 31, 2021, Selected American Shares and Selected International Fund incurred distribution service fees totaling $1,503,997 and $30,024 respectively.

There are no distribution service fees for the Funds’ Class D shares.

NOTE 4 - CAPITAL STOCK

At December 31, 2021, there were 600 million shares of capital stock of Selected American Shares ($1.25 par value per share) and 50 million shares of capital stock of Selected International Fund ($0.25 par value per share) authorized. Transactions in capital stock were as follows:

	Year ended December 31, 2021
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Selected American Shares
Shares: Class S	174,329	1,516,893	(2,152,205)	(460,983)
Class D	1,269,967	3,607,734	(3,029,621)	1,848,080
Value: Class S	$8,132,046	$67,182,983	$(97,521,479)	$(22,206,450)
Class D	59,019,262	159,965,469	(138,449,831)	80,534,900

Selected International Fund
Shares: Class S	233,254	6,370	(588,297)	(348,673)
Class D	154,526	60,923	(324,266)	(108,817)
Value: Class S	$3,564,535	$75,486	$(7,494,245)	$(3,854,224)
Class D	2,116,040	725,598	(4,523,996)	(1,682,358)

* Selected International Fund: net of short-term trading fees amounting to $2,253 and $2 for Class S and Class D, respectively.

	Year ended December 31, 2020
	Sold		Reinvestment of Distributions	Redeemed*		Net Increase (Decrease)
Selected American Shares
Shares: Class S	413,658		371,821	(4,718,406)	^	(3,932,927)
Class D	1,931,264	^	883,397	(5,050,947)		(2,236,286)
Value: Class S	$12,134,434		$14,802,200	$(159,669,968)	^	$(132,733,334)
Class D	63,489,972	^	35,238,673	(174,402,621)		(75,673,976)

Selected International Fund
Shares: Class S	436,143		15,264	(56,780)		394,627
Class D	79,125		83,507	(323,772)		(161,140)
Value: Class S	$5,926,228		$220,415	$(731,760)		$5,414,883
Class D	1,008,534		1,212,517	(4,041,432)		(1,820,381)

* Selected International Fund: net of short-term trading fees amounting to $129 and $253 for Class S and Class D, respectively.
^ Includes Class S to Class D conversions as disclosed in Note 1 of the Notes to Financial Statements.

NOTE 5 - SECURITIES LOANED

The Funds have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of December 31, 2021, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2021

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Selected American Shares amounted to $15,068,517 or 0.76% of the Fund’s net assets as of December 31, 2021. Information regarding restricted securities is as follows:

Fund	Security	Initial Acquisition Date	Units/Shares	Cost per Unit/ Share	Valuation per Unit/Share as of December 31, 2021
Selected American Shares	ASAC II L.P.	10/10/13	1,174,606	$1.00	$1.0161
Selected American Shares	Chengxin Technology, Inc., Series A-1, Pfd.	03/29/21	1,597,009	$10.00	$7.50
Selected American Shares	Full Trillion Development Ltd., Class A, Pfd.	03/29/21	252,991	$10.00	$7.50

SELECTED FUNDS

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Selected American Shares Class S:
Year ended December 31, 2021	$40.41	$0.08	$7.16	$7.24
Year ended December 31, 2020	$37.22	$0.14	$4.17	$4.31
Year ended December 31, 2019	$29.94	$0.19	$8.97	$9.16
Year ended December 31, 2018	$40.53	$0.20	$(5.35)	$(5.15)
Year ended December 31, 2017	$35.76	$0.15	$7.46	$7.61
Selected American Shares Class D:
Year ended December 31, 2021	$40.50	$0.23	$7.18	$7.41
Year ended December 31, 2020	$37.29	$0.24	$4.20	$4.44
Year ended December 31, 2019	$29.99	$0.30	$8.99	$9.29
Year ended December 31, 2018	$40.59	$0.33	$(5.36)	$(5.03)
Year ended December 31, 2017	$35.80	$0.28	$7.47	$7.75
Selected International Fund Class S:
Year ended December 31, 2021	$14.92	$0.06	$(3.33)	$(3.27)
Year ended December 31, 2020	$12.56	$(0.03)	$2.64	$2.61
Year ended December 31, 2019	$10.45	$0.04	$2.77	$2.81
Year ended December 31, 2018	$14.44	$0.04	$(3.23)	$(3.19)
Year ended December 31, 2017	$10.45	$(0.03)	$4.02	$3.99
Selected International Fund Class D:
Year ended December 31, 2021	$15.00	$0.09	$(3.34)	$(3.25)
Year ended December 31, 2020	$12.62	$(0.01)	$2.66	$2.65
Year ended December 31, 2019	$10.50	$0.06	$2.80	$2.86
Year ended December 31, 2018	$14.53	$0.09	$(3.26)	$(3.17)
Year ended December 31, 2017	$10.50	$0.05	$4.03	$4.08

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

[c]	The ratios in this column reflect the impact, if any, of certain reimbursements.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.07)	$(5.24)	$–	$(5.31)	$42.34	17.72%	$560	0.98%	0.98%	0.18%	20%
$(0.15)	$(0.97)	$–	$(1.12)	$40.41	11.61%	$553	0.98%	0.98%	0.39%	12%
$(0.41)	$(1.47)	$–	$(1.88)	$37.22	31.15%	$656	0.98%	0.98%	0.56%	11%
$(0.19)	$(5.25)	$–	$(5.44)	$29.94	(14.00)%	$656	0.97%	0.97%	0.52%	24%
$(0.15)	$(2.69)	$–	$(2.84)	$40.53	21.77%	$911	0.97%	0.97%	0.39%	13%

$(0.22)	$(5.24)	$–	$(5.46)	$42.45	18.10%	$1,422	0.67%	0.67%	0.49%	20%
$(0.26)	$(0.97)	$–	$(1.23)	$40.50	11.95%	$1,282	0.67%	0.67%	0.70%	12%
$(0.52)	$(1.47)	$–	$(1.99)	$37.29	31.57%	$1,264	0.66%	0.66%	0.88%	11%
$(0.32)	$(5.25)	$–	$(5.57)	$29.99	(13.71)%	$1,025	0.65%	0.65%	0.84%	24%
$(0.27)	$(2.69)	$–	$(2.96)	$40.59	22.18%	$1,344	0.65%	0.65%	0.71%	13%

$(0.13)	$–	$–	$(0.13)	$11.52	(21.94)%	$7	1.37%	1.05%	0.39%	22%
$(0.03)	$(0.22)	$–	$(0.25)	$14.92	20.77%	$14	1.44%	1.11%	(0.28)%	23%
$(0.34)	$(0.36)	$–	$(0.70)	$12.56	27.15%	$7	1.50%	1.15%	0.27%	9%
$(0.01)	$(0.79)	$–	$(0.80)	$10.45	(22.27)%	$9	1.31%	1.26%	0.30%	31%
$–[e]	$–	$–	$–[e]	$14.44	38.22%	$34	1.28%	1.25%	(0.07)%	12%

$(0.17)	$–	$–	$(0.17)	$11.58	(21.72)%	$53	0.90%	0.80%	0.64%	22%
$(0.05)	$(0.22)	$–	$(0.27)	$15.00	21.08%	$70	0.89%	0.87%	(0.04)%	23%
$(0.38)	$(0.36)	$–	$(0.74)	$12.62	27.45%	$61	0.90%	0.90%	0.52%	9%
$(0.07)	$(0.79)	$–	$(0.86)	$10.50	(22.05)%	$48	0.89%	0.89%	0.67%	31%
$(0.05)	$–	$–	$(0.05)	$14.53	38.90%	$69	0.87%	0.87%	0.31%	12%

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[e]	Less than $0.005 per share.

See Notes to Financial Statements

SELECTED FUNDS	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Selected American Shares, Inc. and Selected International Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Selected American Shares, Inc. and Selected International Fund, Inc. (the “Funds”), including the schedules of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have served as the auditor of one or more Selected Funds investment companies since 1998.

Denver, Colorado
February 18, 2022

SELECTED FUNDS	Federal Income Tax Information (Unaudited)

In early 2022, shareholders received information regarding all dividends and distributions paid to them by the Funds during the calendar year 2021. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2021 with their 2021 Form 1099-DIV.

The information is presented to assist shareholders in reporting dividends and distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

Each Fund designates the following amounts distributed during the calendar year ended December 31, 2021, if any, as dividends eligible for the corporate dividends-received deduction, qualified dividend income, and long-term capital gain distributions.

	Selected American Shares	Selected International Fund
Income dividends*	$8,193,658	$914,411
Income qualifying for corporate dividends-received deduction	$8,193,658	$–
	100%	–%
Qualified dividend income	$8,193,658	$773,389
	100%	85%
Long-term capital gain distributions**	$230,959,131	$–

*Includes foreign tax credit pass-through, if applicable.

**Selected American Shares paid long-term capital gain distributions in the amount of $230,959,131. The Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result, the Fund designated long-term capital gain distributions in the amount of $240,614,410.

Pursuant to Section 853 of the Internal Revenue Code, the Selected International Fund designates $89,604 as foreign taxes paid during the year ended December 31, 2021. Approximately 100% of the ordinary income distribution deemed to be paid during the year ended December 31, 2021 was derived from foreign sourced income of $1,211,791. Selected International Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

SELECTED FUNDS	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

The Funds may, on occasion, mail notices, reports, prospectuses, or proxy material to shareholders. To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of these items to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you have a direct account with the Funds and you do not want the mailing of these documents to be combined with those to other members of your household, please contact Selected Funds by phone at 1-800-243-1575. Your instructions will become effective within 30 days of your notice to the Funds.

SELECTED FUNDS	Directors and Officers

For the purpose of their service as Directors to the Selected Funds, the business address for each of the Directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until retirement, resignation, death, or removal. After turning 75, each Director will be annually reviewed by the Independent Directors, and a majority of the Independent Directors (with such Director abstaining) may request such Director’s resignation as of the last business day of the year. Subject to further exceptions and exemptions that may be granted by the Independent Directors, Directors must retire from the Board and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age 80.

Name, Date of Birth, Position(s) Held with Funds, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships
Independent Directors

Francisco L. Borges (11/17/51) Director since 2006	Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) since March 1999.	3
Chairman and Trustee, John S. and James L. Knight
Foundation; Chairman/Director, Assured Guaranty
Ltd. (financial guaranty insurance business); Director,
Jefferies Financial Group (holding company); Trustee,
Millbrook School; Trustee, Clipper Funds Trust
(consisting of one portfolio); Director, Hartford
HealthCare (healthcare network).

Lawrence E. Harris (09/16/56) Director since 2015	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA.	3	Director, Interactive Brokers Group, Inc.; Trustee, Clipper Funds Trust (consisting of one portfolio).

Steven N. Kearsley (09/29/41) Director since 2015	Private Investor, Real Estate Development.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

Katherine L. MacWilliams (01/19/56) Director since 1997	Retired; Chief Financial Officer, Caridian BCT, Inc. (medical device company) 2008-2012.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

James J. McMonagle (10/01/44) Director since 1990 Chairman since 1997	Of Counsel to Vorys, Sater, Seymour and Pease LLP (law firm) since 2002.	3	Chairman/Trustee, Clipper Funds Trust (consisting of one portfolio).

Richard O’Brien (09/12/45) Director since 1996	Retired; Corporate Economist, HP Inc.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

Interested Directors*

Andrew A. Davis (06/25/63) Director since 1998	President or Vice President of each Selected Fund, Clipper Fund, and Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Davis Funds (consisting of 13 portfolios); Trustee, Clipper Funds Trust (consisting of one portfolio).

Christopher C. Davis (07/13/65) Director since 1998	President or Vice President of each Selected Fund, Davis Fund, Clipper Fund, and Davis ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Davis Funds (consisting of 13 portfolios);
Trustee, Clipper Funds Trust (consisting of one
portfolio); Lead Independent Director, Graham
Holdings Company (educational and media company);
Director, The Coca-Cola Company (beverage
company); Director, Berkshire Hathaway Inc.
(financial services).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Lisa J. Cohen (born 04/25/89, Selected Funds officer since 2021). Vice President and Secretary of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Senior Attorney, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Andrew A. Davis (born 06/25/63, Selected Funds officer since 1998). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Selected Funds officer since 1998). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Selected Funds officer since 1997). Executive Vice President and Principal Executive Officer of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Selected Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Selected Funds officer since 2018). Vice President and Chief Compliance Officer of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

SELECTED FUNDS

Investment Adviser
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Custodian
State Street Bank and Trust Co.
c/o The Selected Funds
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Selected Funds
P.O. Box 219662
Kansas City, Missouri 64121-9662

Overnight Address:
430 West 7th Street, Suite 219662
Kansas City, Missouri 64105-1407

Legal Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 17th Street, Suite 800
Denver, Colorado 80202

For more information about the Selected Funds including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge upon request by calling 1-800-243-1575 or on the Funds’ website at www.selectedfunds.com. Quarterly Fact Sheets are available on the Funds’ website at www.selectedfunds.com.

Selected FUNDS

Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
800-243-1575
selectedfunds.com

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board of Directors has determined that independent director Katherine MacWilliams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees. The aggregate Audit Fees billed by KPMP LLP ("KPMG") for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2021 and December 31, 2020 were $22,848 and $22,400, respectively.

(b)
Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends December 31, 2021 and December 31, 2020 were $0 and $0, respectively.

(c)
Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2021 and December 31, 2020 were $8,910 and $8,475, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees. The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2021 and December 31, 2020 were $1,175 and $2,850, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(e)(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2021 and December 31, 2020.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this Form N-CSR

(b)	Not Applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Directors.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 13.  EXHIBITS

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECTED INTERNATIONAL FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 18, 2022

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: February 18, 2022